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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported): October 18, 2005
                                                        (October 18, 2005)
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                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


              0-10592                                   14-1630287
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     (Commission File Number)              (IRS Employer Identification No.)

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                  5 Sarnowski Drive, Glenville, New York 12302
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (518) 377-3311

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TrustCo Bank Corp NY



Item 2.02       Results of Operations and Financial Condition
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                On October 18, 2005, TrustCo Bank Corp NY ("TrustCo") issued a press release with third quarter and year to date results for the period ending September 30, 2005. Attached is a copy of the press release labeled as Exhibit 99(a).


Item 9.01       Financial Statements and Exhibits
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                (c) Exhibits

                Reg S-K Exhibit No.   Description
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                   99(a)              Press Release dated October 18, 2005,
                                      for the period ending September 30, 2005, regarding third quarter and year to date results.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 18, 2005

                                             TrustCo Bank Corp NY
                                             (Registrant)


                                             By:/s/ Robert T. Cushing
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                                                Robert T. Cushing
                                                Executive Vice President and
                                                Chief Financial Officer





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                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                             Page
------------------         ----------------------------         ----------
     99(a)                 Press Release dated October 18,         5-11
                           2005, for the period ending
                           September 30, 2005,  regarding
                           third quarter and year to date
                           results.


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